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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                DECEMBER 14, 2000

                                TECO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          FLORIDA                       1-8180                   59-2052286
(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)

                    702 NORTH FRANKLIN STREET, TAMPA FLORIDA
              (Address of principal executive offices and zip code)

                                 (813) 228-4111
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER

     In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S- 3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-50808), which Registration Statement was declared effective by the Commission on December 7, 2000, TECO Energy, Inc. is filing an Underwriting Agreement dated December 14, 2000 between TECO Energy, Inc. and Salomon Smith Barney Inc. as Exhibit 1.1 to such Registration Statement and an opinion of Richards, Layton & Finger, P.A., special Delaware counsel to TECO Capital Trust I and TECO Funding Company I, LLC, regarding the validity of the trust preferred securities to be sold by TECO Capital Trust I, and the validity of the corresponding amount of company preferred securities issued by TECO Funding Company I, LLC that they represent, pursuant to such Underwriting Agreement as Exhibit 5.6 to such Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          1.1 Underwriting Agreement dated December 14, 2000 between TECO Energy, Inc. and Salomon Smith Barney Inc. Filed herewith.

          5.6  Opinion of Richards, Layton & Finger, P.A. Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 2000          TECO ENERGY, INC.

                                   By:   /s/ G. L. Gillette
                                       -----------------------------------------
                                       G. L. Gillette
                                       Vice President--Finance and Chief
                                       Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

1.1 Underwriting Agreement dated December 14, 2000 between TECO Energy, Inc. and Salomon Smith Barney Inc. Filed herewith.

5.6            Opinion of Richard, Layton & Finger P.A. Filed herewith.